EXHIBIT J

                            AUDIUM SECURITY AGREEMENT




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                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT (this "Agreement"), entered into this 9th day of April, 2001, is between AUDIUM CORPORATION, a Delaware corporation with its principal place of business at 150 Lafayette Street, 9th Floor, New York, New York 10013 (the "Debtor"), and Fonix Corporation, a Delaware corporation with its principal place of business at 180 West Election Drive, Draper, Utah 84020 (the "Secured Party").

                                    RECITALS

         A. The Debtor and the Secured Party are parties to that certain Promissory Note in the original principal amount of $400,000 issued by the Debtor in favor of the Secured Party of even date herewith (the "Note").

         B. The Debtor currently owns or will acquire an interest in certain personal property more particularly described on the attached Exhibit A (the "Collateral").

         C. The Debtor desires to grant the Secured Party a security interest in the Collateral in accordance with the terms of this Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises, mutual covenants and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.  Security  Interest.  As security for the Secured  Obligations  (described in
Section 2 of this Agreement), the Debtor hereby grants to the Secured Party a security interest (as that term is defined in the Uniform Commercial Code) (the "Security Interest") in the Collateral. As used in this Agreement, the Collateral shall include the personal property described in the attached Exhibit A, whether now or hereafter acquired, whether now existing or hereafter arising and wherever located, together with all accessions, parts, or additions to and all replacements of and substitution for any of the Collateral, and all proceeds (including insurance proceeds), from the sale or other disposition of any of the foregoing.

         2. Secured Obligations. The Security Interest in the Collateral hereby granted shall secure the due and punctual payment and performance of the following liabilities, duties and obligations of the Debtor: (a) all obligations under the Note and all renewals, extensions and modifications thereof; (b) all duties and obligations of the Debtor contained in this Agreement and in all renewals, extensions and modifications hereof; and (c) all sums that may be expended by the Secured Party during the existence of a default hereunder in the performance of any duty or obligation of the Debtor, or to cure any default, under this Agreement (collectively, the "Secured Obligations").



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         3. Covenants of Debtor.  Unless and until the Secured Party consents in writing to another course of action, which consent shall not be unreasonably delayed or withheld, the Debtor covenants and agrees as follows:

                  a. Debtor will execute financing statements and take such further actions as may be reasonably necessary or convenient to perfect the Secured Party's Security Interest in the Collateral.

                  b. Debtor will keep the Collateral free of liens and security interests other than Permitted Liens. "Permitted Liens" shall mean and include: (i) liens or security interests for taxes or other governmental charges not at the time delinquent or thereafter payable without penalty or being contested in good faith; (ii) liens or security interests of mechanics, vendors, and landlords incurred in the ordinary course of business; (iii) deposits to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases; or (iv) liens or security interests upon any property acquired or held by Debtor to secure the purchase price of such property or indebtedness incurred for the purpose of financing the acquisition of such property, and any accessions, replacements, substitutions and proceeds (including insurance proceeds) thereof or thereto.

                  c. Debtor will promptly pay and discharge any and all taxes, levies and other impositions on or with respect to the Collateral, except those being contested in good faith, and shall do all acts necessary to preserve and maintain the value thereof.

                  d. Debtor will comply in all material respects with all laws, ordinances and regulations of all governmental authorities applicable to the use or ownership of the Collateral.

                  e. Debtor will procure and maintain a policy of insurance as may be required by law or regulation and as is commonly maintained by owners of Collateral of like kind and nature. Such policy shall contain a stipulation that coverage will not be cancelled or diminished without a minimum of ten (10) days' written notice to the Secured Party. Following the occurrence of a default hereunder, all proceeds of any insurance on the Collateral, at the election of the Secured Party, shall be delivered to the Secured Party.

         4. Debtor's Right to Use and Possession. Until default (as defined under Section 6), the Debtor may maintain use and possession of the Collateral.

         5. Preservation of Collateral. The Secured Party may, from time to time, at its option, perform any obligation to be performed by the Debtor hereunder which the Debtor shall fail to perform after notice of such failure by Secured Party and take any other action which the Secured Party may reasonably deem necessary for the maintenance or preservation of the perfection of its security interest in the Collateral. All moneys advanced by the Secured Party in connection with the foregoing, together with interest at a rate of five percent (5%) per annum, shall be repaid by the Debtor to the Secured Party, upon the latter's demand, and shall be secured hereby prior to any other indebtedness or obligation secured hereby; but the making of such advance by the Secured Party shall not relieve the Debtor of any default hereunder until the full amount of

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all moneys so advanced and interest thereon is repaid by Debtor and such default is otherwise cured. The rights granted under this Section 5 shall be in addition to any other rights or remedies to which the Secured Party may be entitled on account of default.

         6. Events of Default. Debtor shall be in default under this Agreement upon:

          a. failure to make any payment under the Note to the Secured Party when due;

          b. the occurrence of any event of default under this Agreement or the Note;

          c. the dissolution, liquidation or other termination of the Debtor's existence; or

          d. the commencement of foreclosure, whether by judicial proceeding, self-help, repossession, or any other method by any creditor of the Debtor against any material portion of the Collateral; provided, however, such proceedings shall not be an event of default if the Debtor promptly disputes such proceedings in good faith and provides adequate reserve for the eventuality of any loss of Collateral.

         7. Remedies. From and after that date which is thirty (30) calendar days after written notice from the Secured Party to the Debtor that the Debtor is in default under the terms of this Agreement or the Note and Debtor has not cured such default, in addition to any other rights which may be available to the Secured Party at law or in equity, the Secured Party may, at its option:

          a. declare all indebtedness under the Note immediately due and payable without demand or notice;

          b. require the Debtor to deliver to the Secured Party the Collateral, including any and all certificates of title and other documents relating to such Collateral or to enter upon the property of the Debtor to take possession of and remove the Collateral;

          c. sell, lease, transfer or otherwise deal with or dispose the Collateral in its own name or in that of the Debtor including, without limitation, sale of the Collateral at public auction or by private sale;

          d. have a receiver appointed as a matter of right; or

          e. exercise any and all rights or remedies granted secured creditors under the provisions of the Uniform Commercial Code.

         8. Termination of Security Agreement. This Agreement and Secured Party's security interest in the Collateral shall terminate upon the Debtor's payment in full of the Secured Obligations or the occurrence of an "Event of Default" under the Promissory Note in the original principal amount of $2.6


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million executed by Secured Party in favor of Debtor on or about the date hereof or the related Security Agreement. Promptly after the Secured Party's receipt of payment of the Secured Obligations, the Secured Party shall file termination statements or take such other actions as may be reasonably requested by the Debtor to evidence the release of its lien and Security Interest in the Collateral.

         9.       Miscellaneous.

          a. Except as otherwise provided in this Agreement, each right, power and remedy herein specifically given to the Secured Party or otherwise existing shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity, or otherwise; and each right, power and remedy, whether specifically herein given or otherwise existing, may be exercised from time to time as often and in such order as may be deemed expedient by the Secured Party and the exercise of any right, power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Secured Party in the exercise of any right or power, or in the pursuance of any remedy, shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of Debtor or to be an acquiescence therein. No waiver by the Secured Party of any breach or default by Debtor under this Agreement shall be deemed a waiver of any other previous breach or default or any other previous breach or default or any thereafter occurring.

          b. This Agreement shall be binding upon and inure to the benefit of the Debtor and the Secured Party, and their respective successors and assigns, except that no party may assign or transfer its rights hereunder without the prior written consent of the other party.

          c. Upon the occurrence and during the continuance of a default under this Agreement or the Note, the Debtor does hereby constitute the Secured Party, its successors and assigns, Debtor's true and lawful attorney, irrevocably, with full power (in the name of the Debtor or otherwise) to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for money due and to become due under to arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Secured Party may deem to be necessary or advisable to protect the Collateral.

          d. Any consent, notice or other communication required or contemplated by this Agreement shall be in writing and shall be delivered personally or mailed by certified or registered mail, return receipt requested, postage prepaid, addressed (a) if to the Secured Party at the address for the Secured Party set forth in the heading of this Agreement, or (b) if to Debtor at the address for Debtor set forth in the heading of this Agreement, or in each case at such other address as such party shall have furnished to the other party to this Agreement in writing. Notices shall be


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     deemed to have been given when delivered, if delivered personally,  or five
     (5) days after deposited from mailing, if mailed by certified or registered mail.

          e. Debtor waives any right that it may have to require the Secured Party to proceed against any other entity or individual, or proceed against or exhaust any other security, or pursue any other remedy the Secured Party may have.

          f. In the event that any provision of this Agreement or the Note entered into by the parties in connection with the Note, as applied to any party or circumstances shall be adjudged by a court to be invalid or unenforceable, the Debtor acknowledges and agrees that this Agreement shall remain valid and enforceable in all respects against the Debtor.

          g. No default shall be waived by the Secured Party except in writing, and the waiver of any one right under this Agreement shall not operative as a waiver of any other right.

          h. This Agreement shall be governed by and construed pursuant to the internal laws of the State of Delaware, without regard to choice of law principles.

          i. This Agreement may be executed in one or more counterparts, which taken together shall constitute one agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

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                      [SIGNATURE PAGE FOLLOWS IMMEDIATELY]


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                                     DEBTOR:

                                     AUDIUM CORPORATION
                                     a Delaware corporation


                                     By:
                                        ----------------------------------------
                                        Michael L. Bergelson, President

                                     SECURED PARTY:

                                     Fonix Corporation,
                                     a Delaware corporation


                                     By:
                                        ----------------------------------------
                                    Its:
                                        ----------------------------------------


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                                    Exhibit A

                            Description of Collateral

"Collateral" means: (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (b) all copyrights, patents, trademarks, service marks, trade dress, logos, trade names, domain names, corporate names and IP addresses, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all mask works and all applications, registrations, and renewals in connection therewith, (e) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals),
(f) all computer software (including data and related documentation), (g) all other proprietary rights, (h) all copies and tangible embodiments thereof (in whatever form or medium), and goodwill associated therewith, licenses and sublicenses granted and obtained with respect thereto, and rights thereunder, remedies against infringement thereof, and rights to protection of interests therein under the laws of all jurisdictions.





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